UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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STERIS CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be Held on July 28, 2011.

STERIS CORPORATION	Meeting Information
Meeting Type: Annual Meeting For holders as of: May 31, 2011
	Date: July 28, 2011	Time: 9:00 AM EDT
Location: STERIS Corporation (Corporate
Headquarters) 5960 Heisley Road
Mentor, Ohio 44060
For information on how to obtain directions to be able to attend the annual meeting and vote in person, please contact Julie Winter, Director, Investor Relations at 440-392-7245.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         ANNUAL REPORT

How to View Online:

  Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

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                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

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  advisor. Please make your request for a copy as instructed below on or before July 14, 2011 to facilitate timely

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How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR all the below nominees.
1. Election of Directors

Nominees:
01) Richard C. Breeden 02) Cynthia L. Feldmann 03) Jacqueline B. Kosecoff 04) David B. Lewis 05) Kevin M. McMullen	06) Walter M Rosebrough, Jr. 07) Mohsen M. Sohi 08) John P. Wareham 09) Loyal W. Wilson and 10) Michael B. Wood

The Board of Directors recommends a vote FOR Proposals 2, 3, and 5 and FOR “1 YEAR” under Proposal 4.

2. Approving the amendment and restatement of the STERIS Corporation 2006 Long-Term Equity Incentive Plan.

3. Approving, on a non-binding advisory basis, the compensation of our named executive officers.
4. For, on a non-binding advisory basis, holding an advisory vote regarding executive compensation of our named executive officers to occur every 1, 2 or 3 years.
5. Ratifying the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2012.
In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournment thereof.